UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2020

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2020

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.glafunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-278-2020 or by sending an e-mail request to funds@glafunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 855-278-2020 or send an e-mail request to funds@glafunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Great Lakes Bond Fund

April 30, 2020

Dear Shareholders,

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2020, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/20
Institutional Class	0.79%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%

The environment that existed at the beginning of the year in the bond market was such that most market participants believed that a slowing economy and a careful Federal Reserve Board may lead to higher interest rates across the curve.  The environment changed markedly in the latter part of 2019, as global growth began to contract.  At the beginning of April 2019, the Treasury curve was inverted from 1-month maturities to 3 years out, compared to 3 years to 30 Year, with about 61 basis points in spread (2.20% to 2.81%).  The curve has undergone a major shift down across the board, due to the Fed injecting an unprecedented amount of liquidity into the system, in an attempt to stabilize the economy through various methods as the pandemic led to the closing of the economy as we know it.  Record lay-offs led to a need for stimulus.  1-month bills yield nearly 0%, while 5-year notes yield .38%, and the 2-year yield is at .25%.  The move to these levels, particularly in the longer end, has been extremely volatile, and at times even violent, with the 30-year trading as much as 10 points up and down in a single trading day.  The spread from two years to thirty years is now much steeper at about 107 basis points, with the yield on the 30-year treasury at about 1.32%. For the one-year period ended March 31, 2020, the portfolio underperformed the benchmark, the Bloomberg Barclays Aggregate US Bond Index by 814 basis points.

II. ATTRIBUTION

The driver for underperformance for the period was the Fund’s underweight to Treasury securities versus the benchmark, and the exposure to corporate credit, including energy related credits. Treasury bonds, in particularly long duration Treasury bonds, dropped in yield by about 150 basis points, translating to massive paper gains in the sector.  By contrast, corporate spreads widened in yield dramatically, and dropped in value, with energy related credits being negatively affected the most.  The floating rate notes, which in the past had buoyed performance with their price stability and higher yielding coupons, also retreated as rates reset lower.  The Fund’s exposure to municipal bonds worked well, and as rates dropped, the Fund was able to capture gains in these bonds.

III. OUTLOOK

As we head into the second quarter of 2020, the specter of low treasury rates for an extended period is what is shaping the asset mix and duration profile of the Fund.  At present, we anticipate a continued effort to work out of lower rated bonds, and seek out opportunities in mortgaged backed, credit and municipal sectors that may be the target of Fed support.  We also anticipate increasing exposure to ETF products that will better align the portfolio profile with that of its benchmark. There is much more downside price risk in longer duration assets, specifically Treasury securities, and missing any significant rally in longer dated treasury assets is very unlikely.  We will continue to emphasize yield in the portfolio and expect to continue to add to shorter duration assets with an emphasis in income, not price appreciation.  We will continue to seek opportunities in some longer duration assets, but only when we are convinced

Great Lakes Bond Fund

that the value is compelling.  We continue to see value in Asset-Backed Securities, as well as certain mortgage-backed bonds.  Our treasury exposure may increase, but only as sale proceeds and inflows await more permanent allocation.

Patrick Morrissey
Senior Portfolio Manager, Head of Fixed Income
Fund Shareholder

Disclosures:

Past performance is not a guarantee of future results.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity. The flat yield curve is a yield curve in which there is little difference between short-term and long-term rates for bonds of the same credit quality. This type of yield curve is often seen during transitions between normal and inverted curves. The difference between a flat yield curve and a normal yield curve is a normal yield curve slopes upward.

An investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB-’ (medium credit quality) are considered investment grade. Credit ratings for bonds below BBB- and Baa3 designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds”.

Basis point (bps) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

A corporate spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type. One cannot invest directly in an index.

Asset-Backed Securities Risk: Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2020

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	0.79%	1.74%	1.67%	1.88%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	8.93%	4.82%	3.36%	2.99%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index can not be invested in directly.

The following is expense information for the Great Lakes Bond Fund as disclosed in the Fund’s most recent prospectus dated August 1, 2019:

Gross Expenses: 0.58%; Net Expenses: 0.58%.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Morgan Stanley, 2.954%, 05/08/2024	3.2%
General Electric Co., 2.831%, 04/15/2023	3.1%
Ford Motor Credit Co., LLC, 5.750%, 02/01/2021	2.9%
Deutsche Bank, 2.700%, 07/13/2020	2.8%
Antero Resources Corp., 5.375%, 11/01/2021	2.7%
Federal Home Loan Mortgage Association, 4.500%, 06/15/2037	2.6%
Juniper Networks, Inc., 4.500%, 03/15/2024	2.5%
Walt Disney Co., 7.280%, 06/30/2028	2.4%
General Motors Financial Co., Inc., 3.200%, 07/13/2020	2.4%
Federal Home Loan Mortgage Association, 4.000%, 08/15/2037	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined Equity Fund

April 28, 2020

Dear Shareholders,

I. INVESTMENT RESULTS

Market Review

During the one-year period ended March 31, 2020, U.S. equities were waylaid by ever-evolving and ever-increasing concerns about the novel coronavirus AND a new oil price war between Saudi Arabia and Russia which heavily impacts U.S. shale producers.  Many of the U.S. indices recorded their weakest quarter since 1987.  Overall, the S&P 500 Index has declined nearly 7.0% for the one-year period.

In the twelve months ended March 31, 2020, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/20
Institutional Class	-6.88%
S&P 500 Index	-6.98%

Size/Style

Growth stocks outperformed value stocks by a substantial margin during the one-year period with the S&P 500 Growth Index losing 2.47% while the S&P 500 Value Index declined over 12%.

•	Mega-caps performed better than large-caps as measured by the Russell Top 200 and S&P 500.

•	Growth dominated value in both the mega-cap and large-cap segments as measured by the Russell Top 200 Growth and Value Indexes and the S&P 500 Growth and Value Indexes.

S&P 500 Sectors

•
Technology and Health Care sectors paced the market in closing 2019 and fared best during an incredibly difficult start to 2020.  Tech’s decline of 11.93% led the market, and it was really the only economically-sensitive sector to perform “well” in the first quarter of 2020.

o
Over the past 12 months, Tech is the only sector to advance posting a positive return over 10%, while the next best performing sectors were Consumer Staples and Health Care losing about 0.60% and 1.01% respectively.

•	The Energy sector was fully cut in half in the first quarter and posted a negative 52% return for the 12 months. Financials lost over 17% in the one-year period.

II. ATTRIBUTION

The Disciplined Equity Large Cap strategy lost 6.88% during the one-year period, edging out the benchmark S&P 500 Index’s -6.98% return.  The summary comments below break down the contributions from sector positioning and stock selection:

In total, sector positioning added 1.6% to active return:

•	Underweighting the Energy sector added 200 basis points (“bps”) as the sector underperformed the benchmark by 45% during the one-year period!

Great Lakes Disciplined Equity Fund

•	Overweighting the Technology sector added 71bps, as the sector outperformed the S&P 500 Index by about 17%.

Stock selection within the respective sectors detracted 0.45% from active return:

•	Poor Performers included:

o	Laboratory Corp. of America Holdings (LH, -0.60%) was punished severely by investors due to COVID-19 shelter in place orders leading to significant volume declines.

o	Texas Instruments (TXN, -0.38%), the semiconductor company was hurt by its exposure to auto and industrial customers but may have an advantage in the personal equipment space.

•	Stock that performed well included:

o	Netflix, Inc. (NFLX, 0.62%), what we believe to be a perfect setup for the company with a captive audience and continued subscriber growth.

o	Air Products & Chemicals, Inc. (APD, 0.41%) continued to perform well after a strong earnings report in January while holding up well amid virus shutdowns in its Asia division.

III. OUTLOOK

As 2019 closed we wrote that while expensive, the longest bull market in history could continue, given the relatively easy monetary conditions.  Indeed, U.S. equity markets surged at the dawn of the new decade, despite plenty of domestic political tension, ongoing trade tension, and ever-present geopolitical tension in the Middle East.  But it’s only in compiling the Q1 Economic Review that we can see just how good the economy looked prior to the coronavirus outbreak.

Interest rates were low and declining, as was market volatility.  Credit spreads were low, corporate profits and margins quite healthy.  Inflation pressure was non-existent, commodity prices were acting well.  The employment situation was very good, with record low unemployment, payrolls growing at an increasing rate, employment costs rising at a rate which was good for workers but not burdensome for employers. This combination of low rates and robust employment was powering a very strong housing market, with new & existing home sales surging to levels not seen since prior to the housing bubble.  This in turn was fueling consumer confidence and consumer spending.  So, sure, the U.S. equity market was expensive, but arguably justified.  All that changed six weeks ago.

Now, we can clearly see the backward-looking nature of economic reports.  We have only a modest hint of what’s now occurring in the following economic charts, but we know everything has been turned on its head with a rapidity we’d not seen since 9/11, but with an impact which looks to be much more severe (perhaps the deepest recession ever) and perhaps slightly more enduring.  Volatility absolutely exploded, with the fastest-ever move from a bull market peak to a bear market, and the sharpest three-day advance in almost 90 years.  Investors who were positioned best to benefit from the economic currents leading up to late February were likely the investors hit hardest in the subsequent rolling discounting of COVID-19 impact.

While this virus is disconcerting and perhaps scary, it’s not The Plague. American ingenuity will see us overcome the worst the virus has to offer.  Ample supplies are forthcoming – facemasks, shields, ventilators, temporary care facilities, anti-virals – and we’ll likely soon “bend the curve”.

John Bright, CFA
Portfolio Manager, Disciplined Equity

Great Lakes Disciplined Equity Fund

Definitions:

Active Return refers to that segment of the returns in an investment portfolio that is due to active management decisions made by the portfolio manager. It does not include any return that is merely a function of the market’s movement. The active return is calculated as the return of the portfolio minus its benchmark return.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P 500 Growth index tracks the investment results of the S&P 500 index composed of large-capitalization U.S. equities that exhibit growth characteristics.

The S&P 500 Value Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics.

The Russell Top 200 Growth Index measures the performance of the 200 largest companies in the Russell 1000 Index.  (The Russell 1000 Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index.)

The Russell Top 200 Value Index tracks the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

It is not possible to invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. ETFs have management and other expense. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined Equity Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2020

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Institutional Class	-6.88%	4.68%	5.63%	9.94%	11.46%
S&P 500 Index(2)	-6.98%	5.10%	6.73%	10.53%	12.06%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index can not be invested in directly.

The following is expense information for the Great Lakes Disciplined Equity Fund as disclosed in the Fund’s most recent prospectus dated August 1, 2019:

Gross Expenses: 0.95%; Net Expenses: 0.85%. Great Lakes Advisors, LLC (the “Adviser” or “Great Lakes”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.85% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least August 1, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board.

Great Lakes Disciplined Equity Fund

Allocation of Total Investments (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Microsoft Corp.	9.6%
Home Depot, Inc.	3.8%
Visa, Inc. – Class A	3.6%
Amazon.com, Inc.	3.6%
Alphabet, Inc. – Class C	3.5%
3M Co.	3.4%
Mondelez International, Inc.	3.4%
Union Pacific Corp.	3.2%
Lam Research Corp.	3.2%
Texas Instruments, Inc.	3.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

April 30, 2020

Dear Shareholders,

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2020, your Great Lakes Disciplined International Smaller Company Fund returned the following:

Share Class	12 months ended 3/31/20
Institutional Class	-24.74%
MSCI ACWI Ex-USA SMID Cap Index	-20.05%

The dual impacts of the novel coronavirus and the oil price/supply war punished equity markets around the globe during the past quarter.  The virus reared its head just as we were seeing renewed economic strength around the globe, despite ongoing trade tensions.  What started as a supply chain event for companies relying on Chinese factories morphed into something much deeper as the virus escaped Chinese borders.

A global travel ban knocked the travel and leisure sector, punished energy demand, and took momentum from cyclicals.  Technology and logistics stocks fared well, as did anything with low economic sensitivity (utilities, staples, and communications).

If the hit to energy demand didn’t punish prices severely enough, a proposed supply reduction from the Organization of the Petroleum Exporting Countries (OPEC) quickly met with Russian resistance, and the Saudis responded by instead deciding to ramp output by 25%, sending prices plummeting below $30/barrel, sending share prices sharply lower for nearly all companies in the oil supply chain – with the exception of tankers and storage facilities.

II. ATTRIBUTION

With international equities suffering losses the past twelve months, a portfolio beta below one and a small residual cash position added a combined 1.20% to active return.  Also contributing to performance was the exposure to less volatile stocks.

In terms of sector and industry positioning, underweights to Oil & Gas, Media, and Airlines each boosted active return, as did an overweight to Utilities and Health Care equipment & Services.  By contrast, underweighting Semiconductors and IT Services & Software combined with overweighting Hotels/Restaurants and Energy Equipment & Services to detract 92 basis points (“bps”) from active return in aggregate.

In total, our positioning among countries detracted from the active return.  Specifically, an underweight to Japan, variable exposure to Brazil, and overweight the Philippines each had a negative impact.  Good positioning relative to India (underweight), Switzerland and Sweden (overweights) helped – but could not make up the shortfall.

Stocks – Stock selection also detracted from Fund performance during this 12-month period.

Our biggest positive contributors were concentrated in the Real Estate and Utilities sectors; Real Estate holdings included Choice Properties, Icade SA and UOL Group.  Successful Utilities holdings included Elia Group and Scatec Solar.

Detractors from active return included Sinopharm Group, Shopify, Auckland International Airport, Pandox AB and Jenax Incorporated.

Great Lakes Disciplined International Smaller Company Fund

III. OUTLOOK

Our International Smaller Company model currently favors stocks with a larger market cap in both growth and value and remains tilted away from smaller cap growth companies.  Also in favor are companies with larger market cap and companies with strong price momentum, while those with high volatility, high beta, high leverage, and high liquidity are out of favor.

From a sector perspective, the model favors Financials (Banks, Real Estate, Insurance) and Consumer Staples (Food & Beverage) stocks.  Sectors which are currently out of favor include Consumer Discretionary (Hotels & Restaurants, Retailing) and Energy companies.

From a Country perspective the model favors Developed markets over Emerging markets, with a preference for Japan and the Far East (Taiwan, Singapore). The Pacific (Australia), South/Latin America (Brazil, Mexico), and Great Britain are all out of favor.

Jon Quigley, CFA®

Disclosures:

Past performance is not a guarantee of future results.

Price Momentum measures the rate of the rise or fall in stock prices. Momentum is measured by continually taking price differences for a fixed time interval.

Beta is a measure of the risk arising from exposure to general market movements as opposed to idiosyncratic factors. The market portfolio of all investable assets has a beta of exactly 1. A beta below 1 can indicate either an investment with lower volatility than the market, or a volatile investment whose price movements are not highly correlated with the market. Beta does not measure the risk of an investment held on a stand-alone basis, but the amount of risk the investment adds to an already-diversified portfolio.

Active Return refers to that segment of the returns in an investment portfolio that is due to active management decisions made by the portfolio manager. It does not include any return that is merely a function of the market’s movement. The active return is calculated as the return of the portfolio minus its benchmark return.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The MSCI ACWI ex-USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset

Great Lakes Disciplined International Smaller Company Fund

value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2020

	1-Year	3-Year	Since Inception(1)
Institutional Class	-24.74%	-9.90%	-4.41%
MSCI ACWI ex-USA SMID Cap Index(2)	-20.05%	-4.24%	0.12%

(1)	Inception date of the Fund was December 21, 2015.
(2)
The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index can not be invested in directly.

The following is expense information for the Great Lakes Disciplined International Smaller Company Fund as disclosed in the Fund’s most recent prospectus dated August 1, 2019:

Gross Expenses: 1.86%; Net Expenses: 1.46%. Great Lakes Advisors, LLC (the “Adviser” or “Great Lakes”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 1.45% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least August 1, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2020(1)
(% of  Net Assets)

Spirax-Sarco Engineering plc	0.5%
HomeServe plc	0.5%
Banque Cantonale Vaudoise – REG D	0.4%
Halma plc	0.4%
Tokyu Fudosan Holdings Corp.	0.4%
Elia System Operator SA/NV	0.4%
Choice Properties – REIT	0.4%
Shenzhou International Group Holdings Ltd.	0.4%
ICADE – REIT	0.4%
Rightmove plc	0.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

April 30, 2020

Dear Shareholders,

I. INVESTMENT RESULTS

For the twelve months ended March 31, 2020, your Great Lakes Large Cap Value Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/20
Institutional Class	-16.64%
Russell 1000 Value Index	-17.17%

Near the end of calendar 2019, widely-based global economic growth was continuing through an eleventh year of expansion.  U.S. corporate profits were stable at a high level while interest rates, inflation and unemployment were low and monetary policy makers watchful. Then in early 2020, two massive exogenous shocks hit the global economy and investment markets hard.

A novel coronavirus epidemic from China spread globally, becoming a pandemic.  Economic activity dropped very quickly, and a global recession began.  Need for cash jumped, which required an immediate central bank response.  Federal Reserve Board actions were at first similar to, but later surpassed those developed in 2007-2009 to attempt to provide liquidity, stabilize many (especially fixed income) investment markets and lower interest rates (through two March overnight rate cuts) to almost 0% to ease pressure on individuals (unemployment leaped up) and businesses (orders collapsed).

Next, in March, failure of the Organization of the Petroleum Exporting Countries OPEC group to reach agreement on oil production levels led to output increases while demand, reduced by lower economic activity, declined.  As inventory rose to fill storage capacity, oil prices fell substantially.

As March proceeded, interest rates also fell as investors sought “safe havens” and daily equity market movements became highly volatile:  a decline of 8% on one day would be followed by a 4% rise the next which would precede another 5% falloff.

II. ATTRIBUTION

Over the course of the fiscal year, areas more sensitive to the economic pace limited equity strategy results. For the year, among positions held for the full fiscal year, eighteen fell more than 20%.  This group includes nine financials with concerns over credit quality of loans in a recession, very low interest rates’ effect on product pricing and valuation of financial instrument portfolios.

Three energy holdings each declined over 40%.  Three big-ticket consumer goods positions (two online travel agencies and auto propulsion parts maker BorgWarner) are in this group as well.  In contrast, seven positions either declined less than 5% or actually rose in the year.  This group includes four health care providers in biotech, diversified insurance and other health services, and drug distribution industries.

III. OUTLOOK

Put simply, the global economy and the equity market are unforecastable for possibly the next two years as progress of the pandemic and the success of the public health response are unpredictable.  Investment market volatility is

Great Lakes Large Cap Value Fund

likely to remain high.  Equity market valuation is seeking attractiveness.  Based on historic measures, equity market valuation, after a recovery in very late March and early April, appears to be in the area between attractive and unattractive.  We intend to continue our value approach, which is based on rising or high corporate earning power, or return on investment, attractive stock valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Definitions:

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

One cannot invest directly in an index.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

Great Lakes Large Cap Value Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2020

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	-16.64%	-3.00%	1.87%	6.74%
Russell 1000 Value Index(2)	-17.17%	-2.18%	1.90%	7.03%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index can not be invested in directly.

The following is expense information for the Great Lakes Large Cap Value Fund as disclosed in the Fund’s most recent prospectus dated August 1, 2019:

Gross Expenses: 0.90%; Net Expenses: 0.85%. Great Lakes Advisors, LLC (the “Adviser” or “Great Lakes”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 0.85% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least August 1, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2020(1)
(% of Net Assets)

Oracle Corp.	4.1%
Philip Morris International, Inc.	3.8%
AbbVie, Inc.	3.8%
Merck & Co., Inc.	3.7%
Royal Dutch Shell – Class A – ADR	3.6%
UnitedHealth Group, Inc.	3.4%
Alphabet, Inc. – Class C	3.3%
Lockheed Martin Corp.	3.0%
Biogen, Inc.	2.9%
Berkshire Hathaway, Inc. – Class B	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

April 30, 2020

Dear Shareholders,

I. INVESTMENT RESULTS

The Great Lakes Small Cap Opportunity Fund Institutional Class (GLSIX) declined 31.87% for the fiscal year ended March 31, 2020.  This compares unfavorably to the 23.99% loss in the Russell 2000 Index return.

Total Returns

Share Class	12 Months ended 3/31/20
Investor Class	-32.07%
Institutional Class	-31.87%
Russell 2000 Index	-23.99%

2020 started off on a solid footing for equity markets, but then the COVID-19 pandemic stunned the world and threw the financial markets into chaos.  This marked one of the fastest corrections on record with extreme volatility in which the Russell 2000 index plunged 40% from its peak in mid-February, and then rebounded nearly 17% in the final eight trading days to end the quarter down a whopping 31.0%.  The Russell 2000 Growth Index significantly outperformed the Russell 2000 Value Index by 1,000 basis points, declining 25.7% and 35.7%, respectively.  As we have written in prior letters, value has been pummeled by growth for years, and it got worse during the COVID-19 market crash.  This has been headwind for value-oriented investors like ourselves.

We understand that it is unsettling to see your portfolio decline in price of this magnitude.  However, we simply see this as a mark-to-market reaction to a transitory event.  While the economic impact due to the COVID-19 virus is far from certain in terms of the magnitude and duration, our fundamental view is that the long-term intrinsic value of our businesses looking out 3-5 years has not been meaningfully impaired.  We have not made wholesale changes to our portfolio. Instead, we have made some incremental changes to monopolize on the volatility and improve the portfolio’s overall risk-adjusted rate expectations.

Our portfolio is extraordinarily cheap, and we believe it is positioned to take advantage of potential economic recovery opportunities.  We are confident that our portfolio is well-positioned to generate attractive returns in the future.

II. ATTRIBUTION

For the twelve months ended March 31, 2020, the Fund lagged the Russell 2000 index by nearly 790 basis points.  The Fund’s underperformance was the result of weak stock selection in Industrials, Technology, and Communication Services sectors.  Additionally, our underweight in Healthcare negatively impacted our relative performance.  Helping to blunt some of the weak relative performance was good stock selection in Financials and Energy sectors.

Technology was our worst performing sector, costing the Fund over 400 basis points of alpha.  Cars.com declined over 80% as the company’s fundamentals were weaker than expected and management announced the completion of its strategic review without an actionable bid.  We exited our position due to a combination of an increased competitive landscape and its balance sheet.  Sensata Technologies and ViaSat both fell over 40% each.  These two names are some of our more levered companies (relatively speaking), which were hit hard during the recent market turmoil.  Both are wonderful businesses and we continue to hold them.

Industrials were a negative contributor to our relative performance.  Both our overweight and stock selection detracted nearly 200 basis points of underperformance.  Similar to our technology names, some of our more levered balance

Great Lakes Small Cap Opportunity Fund

sheets – KAR Auction Services, WESCO International, and Mistras – were our weakest performers given the global industrial shutdown. We exited our position in Mistras due to its exposure to a very weak energy market and added debt from a recent acquisition.

In the Communication Services sector, TripAdvisor has been facing stiff headwinds.  The competitive environment for its hotel business has gotten more challenging as Google has moved to push unpaid lines further down the page, favoring its own Hotel meta-search product, and then COVID-19 hit.  TripAdvisor is in the eye the COVID-19 storm as travel restriction implemented globally will negatively impact near-term results.  However, with an undemanding valuation (trading at single digit on normalized free cash flow yield) and strong balance sheet with no debt and $320 million of cash, the stock’s risk/reward profile is very attractive.

On a relative basis, Healthcare was the second-best performing sector for the year, declining 11.0%.  Despite our Healthcare holdings outperforming the sector, the 10% underweight hurt our relative performance and detracted 140 basis points from performance.

PRA Group, our largest position in the financial sector, was one of a handful of stocks that was up for the year, helping the Fund outperform the sector by nearly 90 basis points.  Fundamentals have been strong driven by solid execution by management.  The current downturn may temporarily negated earnings growth, but the long-term value accretion may increase as the company takes advantage of its strong financial position by purchasing debt portfolios at an attractive price.

Energy was the worst performing sector in the index, declining over 76%.  Dril- Quip solidly outperformed due to its strong balance sheet which should allow the company to weather the tsunami that has hit the energy markets and prosper when the recovery eventually takes hold.  The company’s competitive position is strong and has no debt with over a third of its market cap in cash.

III. OUTLOOK

Last quarter, we wrote that while expensive, the longest bull market in history could continue, given the relatively easy monetary conditions. Indeed, U.S. equity markets surged at the dawn of the new decade, despite plenty of domestic political tension, ongoing trade tension, and ever-present geopolitical tension in the Middle East. But it’s only in compiling the Q1 Economic Review that we can see just how good the economy looked prior to the coronavirus outbreak.

Interest rates were low and declining, as was market volatility. Credit spreads were low, corporate profits and margins quite healthy. Inflation pressure was non-existent, commodity prices were acting well. The employment situation was very good, with record low unemployment, payrolls growing at an increasing rate, employment costs rising at a rate which was good for workers but not burdensome for employers. This combination of low rates and robust employment was powering a very strong housing market, with new & existing home sales surging to levels not seen since prior to the housing bubble. This in turn was fueling consumer confidence and consumer spending. So, sure, the U.S. equity market was expensive, but arguably justified. All that changed six weeks ago.

Now, we can clearly see the backward-looking nature of economic reports. We know now everything has been turned on its head with a rapidity we’d not seen since 9/11, but with an impact which looks to be much more severe (perhaps the deepest recession ever) and perhaps slightly more enduring. Volatility absolutely exploded, with the fastest-ever move from a bull market peak to a bear market, and the sharpest three-day advance in almost 90 years. Investors who were positioned best to benefit from the economic currents leading up to late February were likely the investors hit hardest in the subsequent rolling discounting of COVID-19 impact.

Great Lakes Small Cap Opportunity Fund

While this virus is disconcerting and perhaps scary, it’s not The Plague. American ingenuity will see us overcome the worst the virus has to offer.  Ample supplies are forthcoming – facemasks, shields, ventilators, temporary care facilities, anti-virals – and we’ll likely soon “bend the curve”.

Thank you for your support and patience,

Ben Kim, CFA®, CPA
Portfolio Manager

Past performance does not guarantee future results.

Definitions:

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

The Russell 2000 Growth index consists of 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index that exhibit a growth probability.

The Russell 2000 Value index consists of 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index that also exhibit a value probability.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Yield Curve is a chart consisting of the yields of bonds of the same quality but different maturities.  This measurement can be used as a gauge to evaluate the future of the interest rates.  An upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a down trend is a negative or inverted yield curve.

Alpha is used as a measure of performance, indicating when a strategy has managed to beat the market return over some period. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. The excess return of an investment relative to the return of a benchmark index is the investment’s alpha. Alpha may be positive or negative and is the result of active investing.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2020

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Investor Class	-32.07%	-7.68%	-2.24%	5.70%	9.39%
Institutional Class	-31.87%	-7.46%	-2.00%	5.96%	9.68%
Russell 2000 Index(2)	-23.99%	-4.64%	-0.25%	6.90%	9.96%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index can not be invested in directly.

The following is expense information for the Great Lakes Small Cap Opportunity Fund as disclosed in the Fund’s most recent prospectus dated August 1, 2019:

Gross Expenses: 0.86%; Net Expenses: 0.86%.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2020(1)(2)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2020(1)
(% of Net Assets)

TripAdvisor, Inc.	4.3%
Investors Bancorp, Inc.	4.2%
Crane Co.	3.6%
NewMarket Corp.	3.6%
Acuity Brands, Inc.	3.5%
Gildan Activewear, Inc.	3.1%
MSC Industrial Direct Co., Inc. – Class A	3.1%
Luminex Corp.	3.0%
Patterson Companies, Inc.	3.0%
Jones Lang LaSalle, Inc.	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Excludes securities lending collateral.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2020

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 – March 31, 2020).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2019)	Value (3/31/2020)	(10/1/2019 to 3/31/2020)
Institutional Class Actual(2)	$1,000.00	$ 975.60	$2.82
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.57%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2020 of -2.44%.

Great Lakes Disciplined Equity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2019)	Value (3/31/2020)	(10/1/2019 to 3/31/2020)
Institutional Class Actual(4)	$1,000.00	$ 889.20	$4.01
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2020 of -11.08%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2020

Great Lakes Disciplined International Smaller Company Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2019)	Value (3/31/2020)	(10/1/2019 to 3/31/2020)
Institutional Class Actual(2)	$1,000.00	$ 780.10	$6.45
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2020 of -21.99%.

Great Lakes Large Cap Value Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2019)	Value (3/31/2020)	(10/1/2019 to 3/31/2020)
Institutional Class Actual(4)	$1,000.00	$ 798.10	$3.82
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2020 of -20.19%.

Great Lakes Small Cap Opportunity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2019)	Value (3/31/2020)	(10/1/2019 to 3/31/2020)
Investor Class Actual(6)	$1,000.00	$681.80	$4.79
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76
Institutional Class Actual(6)	$1,000.00	$682.90	$3.74
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.14% and 0.89% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended March 31, 2020 of -31.82% and -31.71% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2020

Description	Par	Value
CORPORATE BONDS – 69.6%

Communication Services – 4.8%
Indiana Bell Telephone Co., Inc.
7.300%, 08/15/2026	$535,000	$665,557
Michigan Bell Telephone Co.
7.850%, 01/15/2022	1,651,000	1,795,641
Walt Disney Co.
7.280%, 06/30/2028	1,916,000	2,522,799
		4,983,997
Consumer Discretionary – 5.6%
Daimler Finance North America LLC
2.141% (3 Month LIBOR USD + 0.390%), 05/04/2020 (a)^	650,000	647,412
General Motors Financial Co., Inc.
3.200%, 07/13/2020	2,500,000	2,492,844
Leggett & Platt, Inc.
3.500%, 11/15/2027	1,950,000	1,889,630
Service Corp. International
7.500%, 04/01/2027	725,000	771,068
		5,800,954
Consumer Staples – 0.7%
Molson Coors Beverage Co.
5.000%, 05/01/2042	785,000	764,545

Energy – 9.1%
Antero Resources Corp.
5.375%, 11/01/2021	3,781,000	2,771,322
El Paso Natural Gas Co., LLC
8.375%, 06/15/2032	500,000	584,725
Kinder Morgan, Inc.
5.300%, 12/01/2034	2,044,000	1,974,503
Marathon Oil Corp.
6.800%, 03/15/2032	1,116,000	816,055
MPLX LP
4.875%, 12/01/2024	250,000	204,491
4.800%, 02/15/2029	250,000	220,615
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	650,000	650,786
Valero Energy Partners
4.375%, 12/15/2026	2,682,000	2,230,331
		9,452,828

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
CORPORATE BONDS – 69.6% (Continued)

Financials# – 32.8%
Affiliated Managers Group
3.500%, 08/01/2025	$445,000	$468,525
Ally Financial, Inc.
5.125%, 09/30/2024	1,750,000	1,716,304
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,061,846
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	1,000,000	1,116,616
Citigroup, Inc.
2.792% (3 Month LIBOR USD + 1.100%), 05/17/2024^	1,000,000	955,766
Corporate Office Properties LP
3.700%, 06/15/2021	1,448,000	1,468,294
Credit Suisse Group Funding Ltd.
3.800%, 09/15/2022	1,000,000	1,014,549
3.800%, 06/09/2023	827,000	837,135
Deutsche Bank
2.700%, 07/13/2020	3,000,000	2,941,271
2.818% (3 Month LIBOR USD + 0.970%), 07/13/2020^	1,500,000	1,478,233
Ford Motor Credit Co., LLC
5.750%, 02/01/2021	3,105,000	3,027,375
3.810%, 01/09/2024	1,190,000	1,082,900
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,593,000	1,645,354
2.364% (3 Month LIBOR USD + 1.050%), 06/05/2023^	2,187,000	2,094,334
3.213% (3 Month LIBOR USD + 1.600%), 11/29/2023^	1,250,000	1,213,259
Manufacturers & Traders Trust Co.
2.220% (3 Month LIBOR USD + 0.640%), 12/01/2021^	2,303,000	2,237,979
Morgan Stanley
5.500%, 07/24/2020	1,000,000	1,009,505
2.732% (3 Month LIBOR USD + 0.930%), 07/22/2022^	900,000	876,083
2.954% (3 Month LIBOR USD + 1.220%), 05/08/2024^	3,467,000	3,326,139
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	519,276
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	605,000	612,768
Symetra Financial Corp.
4.250%, 07/15/2024	640,000	655,368

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
CORPORATE BONDS – 69.6% (Continued)

Financials# – 32.8% (Continued)
Wells Fargo & Co.
4.125%, 08/15/2023	$1,439,000	$1,483,322
3.007% (3 Month LIBOR USD + 1.230%), 10/31/2023^	1,327,000	1,266,887
		34,109,088
Health Care – 1.9%
CVS Health Corp.
2.125%, 06/01/2021	1,975,000	1,977,741

Industrials – 7.6%
3M Co.
6.375%, 02/15/2028	1,500,000	1,925,184
General Electric Co.
2.831% (3 Month LIBOR USD + 1.000%), 04/15/2023^	3,330,000	3,245,235
Rolls-Royce plc
2.375%, 10/14/2020 (a)	1,792,000	1,688,864
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	1,000,000	995,042
		7,854,325
Information Technology – 3.3%
FLIR Systems, Inc.
3.125%, 06/15/2021	800,000	801,191
Juniper Networks, Inc.
4.500%, 03/15/2024	2,500,000	2,641,797
		3,442,988
Materials – 1.1%
Ball Corp.
5.000%, 03/15/2022	1,105,000	1,121,951

Real Estate – 1.4%
Weyerhaeuser Co. – REIT
7.950%, 03/15/2025	1,183,000	1,405,412

Utilities – 1.3%
PSEG Power LLC
4.150%, 09/15/2021	1,379,000	1,399,343
Total Corporate Bonds
(Cost $75,907,537)		72,313,172

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 13.6%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032, #S50007 (b)	$544,986	$78,213
Series 4488, Class BD
3.000%, 05/15/2033	364,427	381,065
Series 4676, Class VD
4.000%, 08/15/2037	2,250,000	2,479,766
Series 4759, Class NM
3.000%, 09/15/2045	1,000,000	1,073,815
Series 4849, Class JV
4.500%, 06/15/2037	2,498,366	2,718,203
Series 4949, Class BC
2.250%, 03/25/2049	993,984	1,034,151
Federal Home Loan Mortgage Corporation Pool
4.000%, 08/01/2042, #Q10153	178,304	193,202
4.000%, 01/01/2049, #T65519	864,527	908,413
Federal National Mortgage Association
Series 2008-6, Class BF
1.447% (1 Month LIBOR USD + 0.500%), 02/25/2038^	886,215	877,714
Series 2011-144, Class FW
1.397% (1 Month LIBOR USD + 0.450%), 10/25/2040^	336,472	335,640
Series 2013-130, Class CA
2.500%, 06/25/2043	341,511	356,185
Series 2013-130, Class CD
3.000%, 06/25/2043	620,929	658,402
Federal National Mortgage Association Pool
5.170%, 06/01/2028, #468516	218,079	251,428
Government National Mortgage Association
Series 2012-109, Class AB
1.388%, 09/16/2044	283,376	281,609
Series 2013-145, Class AG
3.740%, 09/16/2044 (c)	341,824	364,053
Series 2017-99, Class DB
3.000%, 03/20/2046	667,000	724,018
Series 2018-52, Class AE
2.750%, 05/16/2051	261,987	269,030
Series 2018-142, Class AH
2.500%, 01/16/2052	1,167,796	1,186,147
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $13,570,306)		14,171,054

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.3%
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	$500,000	$536,010
Commercial Mortgage Trust
Series 2012-CR1, Class AM
3.912%, 05/17/2045	350,000	357,488
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	21,625	21,411
Flagstar Mortgage Trust
Series 2017-1, Class 1A5
3.500%, 03/25/2047 (a)(c)	645,120	653,734
FREMF Mortgage Trust
Series 2014-K37, Class B
4.560%, 01/25/2047 (a)(c)	1,000,000	1,029,641
Greenpoint Mortgage
Series 2003-1, Class A1
4.286%, 10/25/2033 (c)	90,840	85,057
GS Mortgage Securities Trust
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	533,765
Oaks Mortgage Trust
Series 2015-1, Class A5
3.500%, 04/25/2046 (a)(c)	557,574	567,572
Sequoia Mortgage Trust
Series 2013-11, Class A1
3.500%, 09/25/2043 (a)(c)	693,845	690,941
Series 2018-CH1, Class A2
3.500%, 03/25/2048 (a)(c)	505,682	504,248
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/12/2049	497,315	502,770
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4
2.931%, 07/17/2048	1,000,000	1,025,221
Series 2016-NXS6, Class A4
2.918%, 11/18/2049	1,000,000	1,024,549
Series 2016-LC25, Class A4
3.640%, 12/15/2059	1,000,000	1,068,415
Total Commercial Mortgage-Backed Securities
(Cost $8,552,319)		8,600,822

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
MUNICIPAL BONDS – 5.8%
Carol Stream, Illinois Park District
6.100%, 11/01/2032 – AGM Insured	$500,000	$510,500
Chicago, Illinois Board of Education
Series A
4.000%, 12/01/2020	1,000,000	1,001,390
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	500,000	525,020
Greenville County Public Facilities Corp.
4.750%, 04/01/2030	500,000	500,000
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,208
Illinois Sports Facilities Authority
5.000%, 06/15/2030 – BAM Insured	125,000	153,059
Lubbock, Texas Certificates Obligation Waterworks
5.000%, 02/15/2024	250,000	258,522
Madison & Jersey Counties Illinois United School District #11
5.625%, 12/01/2026	250,000	262,562
Metropolitan Pier & Exposition Authority
Series B2
5.200%, 06/15/2050	285,000	286,967
New Jersey Economic Development Authority
Series B
2.504%, 02/15/2025 – AGM Insured (d)	645,000	569,987
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority
Series B
3.750%, 11/01/2039 – AGM Insured (e)	1,270,000	1,270,000
Rosemont, Illinois General Obligation Fund
5.375%, 12/01/2023 – BAM Insured	470,000	528,924
Total Municipal Bonds
(Cost $5,993,728)		6,017,139

	Shares
INVESTMENT COMPANY – 0.5%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $478,796)	35,000	480,900

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2020

Description	Par	Value
ASSET-BACKED SECURITY – 0.3%
Santander Drive Auto Receivables Trust
Series 2018-2, Class C
3.350%, 07/17/2023
Total Asset-Backed Security
(Cost $318,041)	$315,000	$313,916

	Shares
MONEY MARKET FUND – 0.0%
First American Government Obligations Fund – Class Z, 0.39% (f)
Total Money Market Fund
(Cost $373)	373	373
Total Investments – 98.1%
(Cost $104,821,100)		101,897,376
Other Assets and Liabilities, Net – 1.9%		1,981,648
Total Net Assets – 100.0%		$103,879,024

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of March 31, 2020, the value of these investments were $8,069,090, or 7.7% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of March 31, 2020.
#	As of March 31, 2020, the Fund had a significant portion of its assets invested in the financials sector. See Note 12 in the Notes to the Financial Statements.
(b)	Interest only security.
(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of March 31, 2020.
(e)
Adjustable rate security.  The rate is determined by a remarketing agreement whereby an issuer contracts with a securities dealer to serve as the remarketing agent.  The remarketing agent is responsible for determining the interest rate the issuer pays on the bond until the next reset date.

(f)	The rate shown is the annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

AGM – Assured Guaranty
BAM – Build America Mutual Assurance Company
LIBOR – London Interbank Offered Rate
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 115.5%

Communication Services – 9.9%
Alphabet, Inc. – Class C*	877	$1,019,784
Charter Communications, Inc. – Class A*	789	344,248
Facebook, Inc. – Class A*	2,626	438,017
Liberty Broadband Corp. – Class C*	1,783	197,414
Netflix, Inc.*	2,420	908,710
		2,908,173
Consumer Discretionary – 11.3%
Advance Auto Parts, Inc.	896	83,615
Amazon.com, Inc.*	539	1,050,899
Aptiv plc	3,251	160,079
Home Depot, Inc.	6,021	1,124,181
McDonald’s Corp.	883	146,004
O’Reilly Automotive, Inc.*	1,933	581,930
Tractor Supply Co.	1,835	155,149
		3,301,857
Consumer Staples – 5.9%
Coca-Cola Co.	8,435	373,249
Mondelez International, Inc.	19,572	980,166
PepsiCo, Inc.	2,202	264,460
Philip Morris International, Inc.	1,695	123,667
		1,741,542
Financials – 8.3%
Aon plc	2,231	368,204
Berkshire Hathaway, Inc. – Class B*	3,811	696,765
CME Group, Inc.	751	129,856
JPMorgan Chase & Co.	2,489	224,085
Moody’s Corp.	1,594	337,131
S&P Global, Inc.	2,145	525,632
Willis Towers Watson plc	814	138,258
		2,419,931
Health Care – 12.6%
AbbVie, Inc.	1,611	122,742
Abiomed, Inc.*	1,018	147,773
Becton, Dickinson and Co.	2,695	619,230
BioMarin Pharmaceutical, Inc.*	6,652	562,094
Danaher Corp.	1,153	159,587
Eli Lilly & Co.	1,038	143,991

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 115.5% (Continued)

Health Care – 12.6% (Continued)
IDEXX Laboratories, Inc.*	659	$159,636
Johnson & Johnson	961	126,016
Laboratory Corporation of America Holdings*	2,265	286,273
PerkinElmer, Inc.	3,028	227,948
Thermo Fisher Scientific, Inc.	1,140	323,304
Zimmer Biomet Holdings, Inc.	4,060	410,385
Zoetis, Inc.	3,424	402,971
		3,691,950
Industrials – 16.5%
3M Co.	7,313	998,298
AMETEK, Inc.	7,863	566,293
CSX Corp.	1,984	113,683
Cummins, Inc.	3,462	468,478
IDEX Corp.	854	117,946
Kansas City Southern	3,553	451,870
Norfolk Southern Corp.	1,039	151,694
Republic Services, Inc.	1,715	128,728
Teledyne Technologies, Inc.*	637	189,361
Union Pacific Corp.	6,732	949,481
Verisk Analytics, Inc.	2,007	279,736
Waste Management, Inc.	4,370	404,487
		4,820,055
Information Technology# – 35.0%
Adobe, Inc.*	2,609	830,288
Apple, Inc.	3,089	785,502
Autodesk, Inc.*	4,365	681,376
Broadcom, Inc.	791	187,546
KLA Corp.	2,305	331,321
Lam Research Corp.	3,905	937,200
MasterCard, Inc. – Class A	2,770	669,121
Microsoft Corp.	17,767	2,802,034
NVIDIA Corp.	1,634	430,722
Paychex, Inc.	4,645	292,263
Texas Instruments, Inc.	9,278	927,151
Trade Desk Inc. – Class A*	1,543	297,799
Visa, Inc. – Class A	6,566	1,057,914
		10,230,237

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 115.5% (Continued)

Materials – 7.5%
Air Products & Chemicals, Inc.	4,622	$922,598
Linde Plc	3,577	618,821
Martin Marietta Materials, Inc.	826	156,304
PPG Industries, Inc.	5,929	495,664
		2,193,387
Real Estate – 4.9%
Healthpeak Properties, Inc. – REIT	6,129	146,177
Prologis, Inc. – REIT	8,517	684,511
Realty Income Corp. – REIT	7,122	355,103
VEREIT, Inc. – REIT	50,768	248,256
		1,434,047
Utilities – 3.6%
American Electric Power Co., Inc.	1,955	156,361
Duke Energy Corp.	6,193	500,890
NextEra Energy, Inc.	1,663	400,151
		1,057,402
Total Common Stocks
(Cost $33,322,746)		33,798,581
Total Investments – 115.5%
(Cost $33,322,746)		33,798,581
Other Assets and Liabilities, Net – (15.5)%		(4,545,982)
Total Net Assets – 100.0%		$29,252,599

*	Non-income producing security.
#	As of March 31, 2020, the Fund had a significant portion of its assets invested in the information technology sector. See Note 12 in the Notes to the Financial Statements.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 18.0%

Australia – 0.4%
ARB Corp., Ltd. (a)	1,212	$10,619
carsales.com Ltd. (a)	862	6,194
Orica Ltd. (a)	1,132	10,597
Sydney Airport (a)	2,883	9,961
		37,371
Belgium – 0.8%
D’ieteren SA/NV (a)	555	27,529
Elia System Operator SA/NV (a)	403	39,253
		66,782
Brazil – 0.8%
Embraer SA*	5,706	10,476
Lojas Renner SA	3,530	22,833
Magazine Luiza SA	2,851	21,607
Raia Drogasil SA	675	13,160
		68,076
Canada – 1.7%
Canadian Western Bank	1,460	20,095
Choice Properties – REIT	4,260	39,110
Fairfax Financial Holdings Ltd.	42	12,876
First Capital Real Estate Investment Trust – REIT	2,761	26,741
Great-West Lifeco, Inc.	1,079	18,639
SSR Mining, Inc.*	875	9,979
WSP Global, Inc.	513	29,133
		156,573
Chile – 0.1%
Banco de Credito e Inversiones (a)	282	9,567

China – 0.7%
Country Garden Services Holdings Co., Ltd. (a)	1,990	8,007
Shenzhou International Group Holdings Ltd. (a)	3,505	36,768
Sinopharm Group Co., Ltd. – Class H (a)	7,534	16,693
Tsingtao Brewery Co., Ltd. – Class H(a)	816	4,125
		65,593
France – 0.4%
ICADE – REIT (a)	460	36,105

Germany – 0.3%
Rational AG (a)	49	25,914

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 18.0% (Continued)

Hong Kong – 0.6%
Cafe de Coral Holdings Ltd. (a)	9,186	$15,005
China Mengniu Dairy Co Ltd. (a)	1,299	4,480
China Resources Beer Holdings Co., Ltd. (a)	5,225	23,685
Kingboard Holdings Ltd. (a)	4,885	11,325
		54,495
Italy – 0.3%
DiaSorin SpA (a)	180	23,727

Japan – 3.5%
Advantest Corp. (a)	118	4,700
Aisin Seiki Co., Ltd. (a)	285	6,980
Alfresa Holdings Corp. (a)	1,155	21,496
Aozora Bank Ltd. (a)	580	11,069
Chugoku Electric Power Co., Inc. (a)	2,123	29,620
Hirose Electric Co., Ltd.	246	25,624
Hitachi High-Tech Corp.	353	26,198
IBJ Leasing Co., Ltd. (a)	1,676	32,698
MEITEC Corp. (a)	105	4,164
Musashino Bank, Ltd. (a)	813	10,305
Nakayama Steel Works Ltd. (a)	1,791	6,636
NHK Spring Co., Ltd. (a)	2,067	13,483
Ryoden Corp. (a)	588	7,029
Suzuken Co., Ltd. (a)	242	8,792
Tokyo Century Corp. (a)	357	11,171
Tokyo Seimitsu Co., Ltd. (a)	292	8,219
Tokyu Fudosan Holdings Corp. (a)	8,285	39,794
TPR Co., Ltd. (a)	1,029	10,936
Ulvac, Inc. (a)	736	17,426
Yamaguchi Financial Group, Inc. (a)	2,825	15,928
		312,268
Malaysia – 0.4%
Fraser & Neave Holdings Berhad (a)	2,983	21,463
Genting Plantations Berhad (a)	2,659	5,836
PPB Group Berhad (a)	1,539	5,835
		33,134
Mexico – 0.3%
Promotora y Operadora de Infraestructura SAB de CV*	4,567	30,643

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 18.0% (Continued)

Netherlands – 0.1%
IMCD NV (a)	87	$6,243

New Zealand – 0.2%
Auckland International Airport Ltd. (a)	6,990	20,828

Norway – 0.2%
Scatec Solar ASA (a)*	1,029	12,898
TGS NOPEC Geophysical Co. ASA	411	4,564
		17,462
Philippines – 0.4%
International Container Terminal Services, Inc. (a)	15,773	23,065
SM Investments Corp. (a)	919	14,701
		37,766
Singapore – 0.8%
SATS Ltd. (a)	11,106	24,687
Singapore Press Holdings Ltd. (a)	7,827	10,121
Singapore Technologies Engineering Ltd. (a)	2,024	4,428
UOL Group Ltd. (a)	7,783	35,708
		74,944
South Africa – 0.7%
Clicks Group, Ltd. (a)	665	9,585
Rand Merchant Investment Holdings Ltd. (a)	16,991	21,100
Remgro Ltd. (a)	3,311	22,637
Sanlam Ltd. (a)	3,855	10,978
		64,300
South Korea – 0.6%
Chong Kun Dang Pharmaceutical Corp. (a)	70	4,859
Hanmi Pharmaceutical Co., Ltd. (a)	30	6,390
Koh Young Technology, Inc. (a)	316	20,018
POSCO ICT Co., Ltd. (a)	5,196	16,173
SK Gas Ltd. (a)	145	7,444
		54,884
Spain – 0.2%
Red Electrica Corp. SA (a)	956	17,179

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 18.0% (Continued)

Sweden – 1.0%
Boliden AB (a)	1,511	$27,107
Indutrade AB (a)	237	6,412
Kinnevik AB – Class B (a)	1,506	24,562
Svenska Cellulosa AB SCA – Class B (a)	3,268	32,340
		90,421
Switzerland – 1.4%
ALSO Holding AG – REG D (a)	136	21,376
Baloise Holding AG – REG D (a)	214	27,899
Banque Cantonale Vaudoise – REG D (a)	49	40,112
Straumann Holding AG (a)	36	26,320
Vifor Pharma AG (a)*	93	12,723
		128,430
United Kingdom – 2.1%
Bellway plc (a)	768	20,346
Bunzl plc (a)	351	7,026
Halma plc (a)	1,707	40,090
HomeServe plc (a)	3,121	40,653
Rightmove plc (a)	5,945	35,854
Spirax-Sarco Engineering plc (a)	413	41,462
		185,431
Total Common Stocks
(Cost $2,107,161)		1,618,136

PREFERRED STOCKS – 0.3%

Brazil – 0.1%
Alpargatas SA	2,126	9,615

Germany – 0.2%
Sartorius AG (a)*	86	20,561
Total Preferred Stocks
(Cost $39,695)		30,176

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
MONEY MARKET FUND – 5.4%
First American Government Obligations Fund – Class Z, 0.39%^
Total Money Market Fund
(Cost $484,126)	484,126	$484,126
Total Investments – 23.7%
(Cost $2,630,982)		2,132,438
Other Assets and Liabilities, Net – 76.3%		6,875,239
Total Net Assets – 100.0%		$9,007,677

(a)	This security is categorized as a Level 2 security in the fair value hierarchy.
*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2020.

REIT – Real Estate Investment Trust
ADR – American Depositary Receipt
REG D – Regulation D allows capital to be raised through the sale of equity or debt securities without the need to register those securities with the Securities and Exchange Commission.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

At March 31, 2020, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Industrials	3.4%
Financials	3.2%
Consumer Discretionary	2.2%
Information Technology	2.2%
Real Estate	2.0%
Health Care	1.6%
Utilities	1.1%
Consumer Staples	1.0%
Materials	0.9%
Communication Services	0.6%
Energy	0.1%
Other Assets and Liabilities, Net	81.7%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 92.3%

Communication Services – 6.9%
Alphabet, Inc. – Class C*	1,060	$1,232,579
Comcast Corp. – Class A	29,776	1,023,699
Walt Disney Co.	3,282	317,041
		2,573,319
Consumer Discretionary – 7.7%
Booking Holdings, Inc.*	492	661,897
BorgWarner, Inc.	44,214	1,077,495
Expedia Group, Inc.	10,391	584,702
Hasbro, Inc.	7,609	544,424
		2,868,518
Consumer Staples – 6.4%
Anheuser-Busch InBev SA/NV – ADR	12,067	532,396
Philip Morris International, Inc.	19,506	1,423,158
Sysco Corp.	9,729	443,934
		2,399,488
Energy – 6.8%
Chevron Corp.	9,930	719,528
Royal Dutch Shell – Class A – ADR	38,212	1,333,217
Schlumberger Ltd.	37,346	503,797
		2,556,542
Financials – 21.5%
American Express Co.	9,654	826,479
Ameriprise Financial, Inc.	4,972	509,530
Bank of America Corp.	42,886	910,470
Berkshire Hathaway, Inc. – Class B*	5,896	1,077,966
Chubb Ltd.	9,000	1,005,210
Citigroup, Inc.	18,863	794,510
Discover Financial Services	16,665	594,440
MetLife, Inc.	23,981	733,099
PNC Financial Services Group, Inc.	8,066	772,077
Prudential Financial, Inc.	16,219	845,659
		8,069,440
Health Care – 19.8%
AbbVie, Inc.	18,546	1,413,020
Biogen, Inc.*	3,420	1,082,020
Boston Scientific Corp.*	11,117	362,748
CVS Health Corp.	17,285	1,025,519

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 92.3% (Continued)

Health Care – 19.8% (Continued)
McKesson Corp.	6,331	$856,331
Merck & Co., Inc.	17,980	1,383,381
UnitedHealth Group, Inc.	5,132	1,279,818
		7,402,837
Industrials – 13.5%
Canadian National Railway Co.	6,593	511,815
Cummins, Inc.	7,342	993,519
General Electric Co.	115,688	918,563
Lockheed Martin Corp.	3,289	1,114,806
PACCAR, Inc.	17,409	1,064,212
Wabtec Corp.	9,435	454,107
		5,057,022
Information Technology – 6.3%
Intel Corp.	14,989	811,205
Oracle Corp.	31,736	1,533,801
		2,345,006
Materials – 1.0%
DuPont de Nemours, Inc.	10,795	368,109

Utilities – 2.4%
Public Service Enterprise Group, Inc.	20,122	903,679
Total Common Stocks
(Cost $41,884,970)		34,543,960

MONEY MARKET FUND – 3.9%
First American Government Obligations Fund – Class Z, 0.39%^
Total Money Market Fund
(Cost $1,468,301)	1,468,301	1,468,301
Total Investments – 96.2%
(Cost $43,353,271)		36,012,261
Other Assets and Liabilities, Net – 3.8%		1,411,202
Total Net Assets – 100.0%		$37,423,463

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 94.4%

Communication Services – 4.3%
TripAdvisor, Inc.	103,001	$1,791,187

Consumer Discretionary – 13.9%
Adtalem Global Education, Inc.*	40,366	1,081,405
Despegar.com, Corp.*	66,345	376,176
Frontdoor, Inc.*	23,268	809,261
Gildan Activewear, Inc.	101,745	1,298,266
Mattel, Inc.*+	56,819	500,576
Nordstrom, Inc.	35,542	545,214
Shutterstock, Inc.	13,139	422,550
Urban Outfitters, Inc.*	52,945	753,937
		5,787,385
Consumer Staples – 5.0%
Hain Celestial Group, Inc.*	40,585	1,053,992
Spectrum Brands Holdings, Inc.	28,488	1,036,109
		2,090,101
Energy – 2.4%
Dril-Quip, Inc.*	32,235	983,168

Financials – 20.9%
Axis Capital Holdings Ltd.	30,586	1,182,149
Bank OZK	47,079	786,219
First American Financial Corp.	15,853	672,326
Horace Mann Educators Corp.	22,845	835,899
Investors Bancorp, Inc.	216,813	1,732,336
Jefferies Financial Group, Inc.	73,739	1,008,012
PRA Group, Inc.*	39,525	1,095,633
Pzena Investment Management, Inc. – Class A	78,551	350,337
Trupanion, Inc.*+	40,058	1,042,710
		8,705,621
Health Care – 8.1%
Dentsply Sirona, Inc.	16,571	643,452
Luminex Corp.	45,775	1,260,186
Medpace Holdings, Inc.*	2,677	196,438
Patterson Companies, Inc.	81,844	1,251,395
		3,351,471

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
COMMON STOCKS – 94.4%

Industrials – 24.1%
Acuity Brands, Inc.	17,179	$1,471,553
Crane Co.	30,660	1,507,859
EnerSys	17,286	856,003
KAR Auction Services, Inc.	68,513	822,156
Kirby Corp.*	7,957	345,891
MSC Industrial Direct Co., Inc. – Class A	23,377	1,285,034
Sensata Technologies Holding plc*	27,438	793,781
Standex International Corp.	13,443	658,976
UniFirst Corp.	7,052	1,065,487
Valmont Industries, Inc.	6,917	733,063
WESCO International, Inc.*	20,789	475,028
		10,014,831
Information Technology – 9.2%
Avnet, Inc.	36,465	915,272
Coherent, Inc.*	5,501	585,361
Knowles Corp.*	40,805	545,971
MKS Instruments, Inc.	4,666	380,046
SS&C Technologies Holdings, Inc.	15,594	683,329
ViaSat, Inc.*	20,359	731,295
		3,841,274
Materials – 3.6%
NewMarket Corp.	3,876	1,484,004

Real Estate – 2.9%
Jones Lang LaSalle, Inc.	11,754	1,186,919
Total Common Stocks
(Cost $57,022,343)		39,235,961

MONEY MARKET FUND – 3.3%
First American Government Obligations Fund – Class Z, 0.39%^
Total Money Market Fund
(Cost $1,359,580)	1,359,580	1,359,580

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2020

Description	Shares	Value
INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 3.3%
First American Government Obligations Fund – Class Z, 0.39%^
Total Investment Purchased with Proceeds from Securities Lending
(Cost $1,373,221)	1,373,221	$1,373,221
Total Investments – 101.0%
(Cost $59,755,144)		41,968,762
Other Assets and Liabilities, Net – (1.0)%		(426,215)
Total Net Assets – 100.0%		$41,542,547

*	Non-income producing security.
+	All or a portion of this security was out on loan at March 31, 2020. Total loaned securities had a market value of $1,340,366 at March 31, 2020. See Note 9 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2020

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$104,821,100	$33,322,746	$2,630,982
At value	$101,897,376	$33,798,581	$2,132,438
Cash	—	—	3,096
Foreign currencies (cost $2,028)	—	—	2,006
Receivable for investment securities sold	2,494,008	1,217,176	6,922,768
Dividends & interest receivable	792,453	36,273	39,046
Dividend tax reclaim receivable	—	—	27,526
Receivable from adviser	—	—	2,730
Receivable for capital shares sold	213,117	735,614	—
Prepaid expenses	10,290	12,050	11,929
Total Assets	105,407,244	35,799,694	9,141,539
LIABILITIES
Due to custodian	—	699,150	—
Distributions payable	162,793	—	—
Payable for loans	1,058,000	5,184,000	—
Payable for investment securities purchased	163,053	—	85,311
Payable for capital shares redeemed	56,969	614,877	—
Payable to investment adviser	38,604	9,993	—
Payable for audit and tax fees	16,994	14,990	18,009
Payable for fund administration & accounting fees	15,658	10,464	13,080
Payable for compliance fees	1,931	1,932	1,934
Payable for transfer agent fees & expenses	3,548	2,979	2,764
Payable for custody fees	1,607	906	6,194
Payable for trustee fees	3,200	3,266	3,293
Accrued other fees	5,863	4,538	3,277
Total Liabilities	1,528,220	6,547,095	133,862
NET ASSETS	$103,879,024	$29,252,599	$9,007,677
COMPOSITION OF NET ASSETS
Paid-in capital	$107,841,214	$27,515,001	$17,067,438
Total distributable earnings (accumulated loss)	(3,962,190)	1,737,598	(8,059,761)
Total net assets	$103,879,024	$29,252,599	$9,007,677

Institutional Class Shares:
Net Assets	$103,879,024	$29,252,599	$9,007,677
Shares issued and outstanding(1)	10,893,548	2,178,474	1,151,727
Net asset value, offering price, and redemption price per share(2)	$9.54	$13.43	$7.82

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities – Continued
March 31, 2020

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$43,353,271	$59,755,144
At value(1)	$36,012,261	$41,968,762
Receivable for investment securities sold	—	1,708,770
Dividends & interest receivable	72,006	53,895
Receivable for capital shares sold	1,475,923	51,148
Interest receivable from securities lending	—	1,532
Prepaid expenses	9,680	17,007
Total Assets	37,569,870	43,801,114
LIABILITIES
Payable upon return of securities loaned (Note 9)	—	1,373,221
Payable for investment securities purchased	—	591,285
Payable for capital shares redeemed	95,775	221,690
Payable for audit and tax fees	14,999	14,990
Payable to investment adviser	12,400	21,039
Payable for fund administration & accounting fees	10,109	12,920
Payable for compliance fees	1,932	1,932
Payable for transfer agent fees & expenses	3,117	5,446
Payable for custody fees	689	1,095
Payable for trustee fees	3,277	3,242
Accrued other fees	4,109	4,807
Accrued distribution fees – Investor Class	—	6,900
Total Liabilities	146,407	2,258,567
NET ASSETS	$37,423,463	$41,542,547
COMPOSITION OF NET ASSETS
Paid-in capital	$44,912,267	$60,459,365
Total accumulated loss	(7,488,804)	(18,916,818)
Total net assets	$37,423,463	$41,542,547
(1) Includes loaned securities of:	$—	$1,340,366

Investor Class Shares:
Net Assets	$—	$6,531,441
Shares issued and outstanding(2)	—	625,513
Net asset value, offering price, and redemption price per share	$—	$10.44

Institutional Class Shares:
Net Assets	$37,423,463	$35,011,105
Shares issued and outstanding(2)	3,708,326	3,286,808
Net asset value, offering price, and redemption price per share	$10.09	$10.65

(2)  Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2020

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$3,830,651	$5,907	$13,047
Dividend income	62,196	709,979	370,194
Less: Foreign taxes withheld	—	—	(48,086)
Total investment income	3,892,847	715,886	335,155

EXPENSES:
Investment advisory fees (See Note 4)	501,650	257,948	131,467
Fund administration & accounting fees (See Note 4)	88,480	59,625	78,715
Federal & state registration fees	22,931	21,210	20,880
Transfer agent fees & expenses (See Note 4)	21,537	18,213	15,767
Audit and tax fees	16,988	14,984	18,011
Trustee fees (See Note 4)	13,537	13,417	13,384
Custody fees (See Note 4)	12,638	6,382	34,796
Compliance fees (See Note 4)	11,044	11,044	11,044
Postage & printing fees	8,591	5,245	2,566
Legal fees	7,741	7,720	7,741
Other fees	4,371	4,371	6,254
Interest expense	1,905	965	—
Insurance fees	1,794	1,407	1,290
Total expenses before waiver	713,207	422,531	341,915
Less: Fee waiver from investment adviser (See Note 4)	—	(56,140)	(151,288)
Total net expenses	713,207	366,391	190,627
NET INVESTMENT INCOME	3,179,640	349,495	144,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,132,344	2,126,399	(3,458,908)
Foreign currency translation	—	—	745
Net change in unrealized appreciation/depreciation of:
Investments	(3,010,060)	(4,994,003)	328,776
Foreign currency translation	—	—	(19,201)
Net realized and unrealized loss on investments	(1,877,716)	(2,867,604)	(3,148,588)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,301,924	$(2,518,109)	$(3,004,060)

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations – Continued
For the Year Ended March 31, 2020

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$21,668	$73,890
Dividend income	1,188,499	1,480,317
Less: Foreign taxes withheld	(22,505)	(6,487)
Securities lending income	—	46,041
Total investment income	1,187,662	1,593,761

EXPENSES:
Investment advisory fees (See Note 4)	287,936	434,860
Fund administration & accounting fees (See Note 4)	57,374	71,600
Federal & state registration fees	20,713	33,121
Transfer agent fees & expenses (See Note 4)	18,494	32,760
Audit and tax fees	15,005	14,984
Trustee fees (See Note 4)	13,438	13,462
Compliance fees (See Note 4)	11,044	11,044
Legal fees	7,741	7,741
Other fees	4,371	5,125
Postage & printing fees	5,285	7,744
Custody fees (See Note 4)	5,089	6,406
Insurance fees	1,428	1,570
Distribution fees – Investor Class (See Note 5)	—	28,144
Total expenses before waiver	447,918	668,561
Less: Fee waiver from investment adviser (See Note 4)	(40,009)	(3,364)
Total net expenses	407,909	665,197
NET INVESTMENT INCOME	779,753	928,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	20,483	(199,834)
Net change in unrealized appreciation/depreciation of investments	(7,578,043)	(21,024,946)
Net realized and unrealized loss on investments	(7,557,560)	(21,224,780)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,777,807)	$(20,296,216)

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$3,179,640	$3,536,901
Net realized gain (loss) on investments	1,132,344	(1,269,120)
Net change in unrealized appreciation/depreciation of investments	(3,010,060)	1,751,562
Net increase resulting from operations	1,301,924	4,019,343

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	11,213,038	22,566,668
Proceeds from reinvestment of distributions	1,013,977	1,174,376
Payments for shares redeemed	(36,442,386)	(28,927,507)
Net decrease in net assets from capital share transactions	(24,215,371)	(5,186,463)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(3,209,885)	(3,554,845)
TOTAL DECREASE IN NET ASSETS	(26,123,332)	(4,721,965)

NET ASSETS:
Beginning of Year	130,002,356	134,724,321
End of Year	$103,879,024	$130,002,356

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$349,495	$375,646
Net realized gain on investments	2,126,399	2,172,183
Net change in unrealized appreciation/depreciation of investments	(4,994,003)	1,062,059
Net increase (decrease) resulting from operations	(2,518,109)	3,609,888

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	5,188,288	7,281,634
Proceeds from reinvestment of distributions	876,281	2,208,480
Payments for shares redeemed	(15,532,066)	(10,327,728)
Net decrease in net assets from capital share transactions	(9,467,497)	(837,614)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,596,824)	(4,097,499)
TOTAL DECREASE IN NET ASSETS	(13,582,430)	(1,325,225)

NET ASSETS:
Beginning of Year	42,835,029	44,160,254
End of Year	$29,252,599	$42,835,029

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$144,528	$186,722
Net realized gain (loss) on:
Investments	(3,458,908)	(4,092,483)
Foreign currency translation	745	(6,364)
Net change in unrealized appreciation/depreciation of:
Investments	328,776	(2,192,022)
Foreign currency translation	(19,201)	(681)
Net decrease resulting from operations	(3,004,060)	(6,104,828)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	984,442	5,658,618
Proceeds from reinvestment of distributions	126,724	350,811
Payments for shares redeemed	(3,562,698)	(20,981,882)
Net decrease in net assets from capital share transactions	(2,451,532)	(14,972,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(151,445)	(386,579)
TOTAL DECREASE IN NET ASSETS	(5,607,037)	(21,463,860)

NET ASSETS:
Beginning of Year	14,614,714	36,078,574
End of Year	$9,007,677	$14,614,714

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$779,753	$880,671
Net realized gain on investments	20,483	2,946,662
Net change in unrealized appreciation/depreciation of investments	(7,578,043)	(3,050,359)
Net increase (decrease) resulting from operations	(6,777,807)	776,974

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	6,810,802	5,831,615
Proceeds from reinvestment of distributions	1,054,217	3,400,066
Payments for shares redeemed	(7,989,169)	(7,396,950)
Net increase (decrease) in net assets from capital share transactions	(124,150)	1,834,731

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,478,516)	(5,943,215)
TOTAL DECREASE IN NET ASSETS	(9,380,473)	(3,331,510)

NET ASSETS:
Beginning of Year	46,803,936	50,135,446
End of Year	$37,423,463	$46,803,936

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2020	March 31, 2019
OPERATIONS:
Net investment income	$928,564	$184,653
Net realized gain (loss) on investments	(199,834)	6,961,186
Net change in unrealized appreciation/depreciation of investments	(21,024,946)	(1,647,961)
Net increase (decrease) resulting from operations	(20,296,216)	5,497,878

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	2,797,994	4,998,061
Proceeds from reinvestment of distributions	821,432	811,600
Payments for shares redeemed	(3,717,534)	(2,153,370)
Increase (decrease) in net assets from Investor Class transactions	(98,108)	3,656,291
Institutional Class:
Proceeds from shares sold	6,881,224	7,781,068
Proceeds from reinvestment of distributions	3,331,708	5,818,034
Payments for shares redeemed	(21,752,292)	(17,295,675)
Decrease in net assets from Institutional Class transactions	(11,539,360)	(3,696,573)
Net decrease in net assets from capital share transactions	(11,637,468)	(40,282)

DISTRIBUTIONS TO SHAREHOLDERS:
Net Distributions to Shareholders – Investor Class	(821,488)	(818,542)
Net Distributions to Shareholders – Institutional Class	(4,374,202)	(7,831,072)
Total distributions to shareholders	(5,195,690)	(8,649,614)
TOTAL DECREASE IN NET ASSETS	(37,129,374)	(3,192,018)

NET ASSETS:
Beginning of Year	78,671,921	81,863,939
End of Year	$41,542,547	$78,671,921

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of year	$9.71	$9.68	$9.76	$9.81	$9.92

Investment operations:
Net investment income	0.25	0.25	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.17)	0.03	(0.08)	(0.04)	(0.10)
Total from investment operations	0.08	0.28	0.14	0.17	0.13

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.22)	(0.22)	(0.24)
Net realized gains	—	—	—	—	—
Total distributions	(0.25)	(0.25)	(0.22)	(0.22)	(0.24)
Net asset value, end of year	$9.54	$9.71	$9.68	$9.76	$9.81

Total return	0.79%	3.02%	1.44%	1.71%	1.40%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$103,879	$130,002	$134,724	$120,752	$92,656

Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.57%	0.56%	0.57%	0.60%	0.73%
After expense waiver/recoupment	0.57%	0.61%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets:
After expense waiver/recoupment	2.54%	2.65%	2.22%	2.13%	2.32%

Portfolio Turnover Rate	87%	47%	52%	69%	68%

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of year	$14.97	$15.16	$15.61	$14.41	$14.94

Investment operations:
Net investment income	0.13	0.13	0.15	0.22	0.15
Net realized and unrealized gain (loss) on investments	(1.08)	1.13	1.87	1.91	(0.20)
Total from investment operations	(0.95)	1.26	2.02	2.13	(0.05)

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.15)	(0.22)	(0.15)
Net realized gains	(0.46)	(1.31)	(2.32)	(0.71)	(0.33)
Total distributions	(0.59)	(1.45)	(2.47)	(0.93)	(0.48)
Net asset value, end of year	$13.43	$14.97	$15.16	$15.61	$14.41

Total return	-6.88%	9.22%	12.76%	14.95%	-0.26%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$29,253	$42,835	$44,160	$46,611	$47,852

Ratio of expenses to average net assets:
Before expense waiver	0.98%	0.95%	0.95%	0.92%	0.98%
After expense waiver	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets:
After expense waiver	0.81%	0.85%	0.91%	1.39%	1.04%

Portfolio Turnover Rate	97%	107%	104%	114%	112%

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

					For The Period
					Inception(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Through
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of period	$10.51	$12.17	$11.21	$9.79	$10.00

Investment operations:
Net investment income	0.13	0.07	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments	(2.70)	(1.59)	1.15	1.40	(0.23)
Total from investment operations	(2.57)	(1.52)	1.23	1.48	(0.21)

Less distributions from:
Net investment income	(0.12)	—	(0.16)	(0.06)	—
Net realized gains	—	(0.14)	(0.11)	—	—
Total distributions	(0.12)	(0.14)	(0.27)	(0.06)	—
Net asset value, end of period	$7.82	$10.51	$12.17	$11.21	$9.79

Total return	-24.74%	-12.44%	10.99%	15.16%	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$9,008	$14,615	$36,079	$2,345	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.60%	1.85%	1.81%	10.97%	15.42	%(3)
After expense reimbursement/waiver	1.45%	1.45%	1.45%	1.45%	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	1.10%	0.64%	0.60%	0.81%	0.77	%(3)

Portfolio Turnover Rate	111%	113%	99%	107%	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of year	$12.75	$14.29	$15.23	$13.45	$14.11

Investment operations:
Net investment income	0.22	0.25	0.20	0.24	0.25
Net realized and unrealized gain (loss) on investments	(2.19)	(0.08)	1.01	2.26	(0.13)
Total from investment operations	(1.97)	0.17	1.21	2.50	0.12

Less distributions from:
Net investment income	(0.22)	(0.25)	(0.20)	(0.24)	(0.25)
Net realized gains	(0.47)	(1.46)	(1.95)	(0.48)	(0.53)
Total distributions	(0.69)	(1.71)	(2.15)	(0.72)	(0.78)
Net asset value, end of year	$10.09	$12.75	$14.29	$15.23	$13.45

Total return	-16.64%	1.98%	7.36%	18.87%	1.11%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$37,423	$46,804	$50,135	$50,902	$46,137

Ratio of expenses to average net assets:
Before expense waiver	0.93%	0.90%	0.90%	0.91%	1.01%
After expense waiver	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets:
After expense waiver	1.62%	1.76%	1.28%	1.66%	1.82%

Portfolio Turnover Rate	27%	42%	61%	48%	67%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of year	$16.50	$17.36	$17.24	$14.36	$16.44

Investment operations:
Net investment income (loss)	0.18	(0.01)	0.02	0.04	0.07
Net realized and unrealized gain (loss) on investments	(5.07)	1.05	1.35	2.90	(1.10)
Total from investment operations	(4.89)	1.04	1.37	2.94	(1.03)

Less distributions from:
Net investment income	(0.14)	—	(0.06)	(0.06)	(0.01)
Net realized gains	(1.03)	(1.90)	(1.19)	—	(1.04)
Total distributions	(1.17)	(1.90)	(1.25)	(0.06)	(1.05)
Net asset value, end of year	$10.44	$16.50	$17.36	$17.24	$14.36

Total return	-32.07%	7.28%	7.98%	20.47%	-5.80%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$6,531	$10,868	$7,238	$9,772	$9,868

Ratio of expenses to average net assets:	1.13%	1.10%	1.10%	1.10%	1.13%

Ratio of net investment income to average net assets:	1.06%	0.00%	0.05%	0.14%	0.36%

Portfolio Turnover Rate	53%	115%	101%	106%	102%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2018	2017	2016
Per Common Share Data

Net asset value, beginning of year	$16.80	$17.64	$17.51	$14.58	$16.65

Investment operations:
Net investment income	0.23	0.04	0.06	0.06	0.11
Net realized and unrealized gain (loss) on investments	(5.18)	1.06	1.37	2.97	(1.11)
Total from investment operations	(4.95)	1.10	1.43	3.03	(1.00)

Less distributions from:
Net investment income	(0.18)	(0.04)	(0.11)	(0.10)	(0.03)
Net realized gains	(1.02)	(1.90)	(1.19)	—	(1.04)
Total distributions	(1.20)	(1.94)	(1.30)	(0.10)	(1.07)
Net asset value, end of year	$10.65	$16.80	$17.64	$17.51	$14.58

Total return	-31.87%	7.51%	8.21%	20.78%	-5.57%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$35,011	$67,804	$74,626	$72,171	$60,631

Ratio of expenses to average net assets:	0.88%	0.85%	0.85%	0.85%	0.88%

Ratio of net investment income to average net assets:	1.32%	0.25%	0.30%	0.39%	0.61%

Portfolio Turnover Rate	53%	115%	101%	106%	102%

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended March 31, 2020, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. tax authorities for the years prior to March 31, 2017.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Gains realized by the Funds on the sale of securities in certain countries may also be subject to non-U.S. taxes.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended March 31, 2020, the following reclassifications were made:

Total Distributable
Earnings
Fund	(Accumulated Loss)	Paid-in Capital
Bond Fund	$—	$—
Disciplined Equity Fund	—	—
Disciplined International Smaller Company Fund	—	—
Large Cap Value Fund	3	(3)
Small Cap Opportunity Fund	—	—

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At March 31, 2020, the Funds did not hold any illiquid securities.

Security Loans – When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  Currently, only the Small Cap Opportunity Fund is eligible to participate in securities lending.  See Note 9.

New Accounting Pronouncements and Other Matters – In March 2017, the FASB issued ASU No. 2017-08 (“ASU”), Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds have adopted the new amendment as of April 1, 2019. This adoption of the ASU did not have a material impact on the financial statements and did not impact net assets of the Funds.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.  In such cases, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2020:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$72,313,172	$—	$72,313,172
U.S. Government Agency
Mortgage-Backed Securities	—	14,171,054	—	14,171,054
Commercial Mortgage-Backed Securities	—	8,600,822	—	8,600,822
Municipal Bonds	—	6,017,139	—	6,017,139
Investment Company	480,900	—	—	480,900
Asset-Backed Security	—	313,916	—	313,916
Money Market Fund	373	—	—	373
Total Investments	$481,273	$101,416,103	$—	$101,897,376

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,798,581	$—	$—	$33,798,581
Total Investments	$33,798,581	$—	$—	$33,798,581

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$307,114	$1,311,022	$—	$1,618,136
Preferred Stocks	9,615	20,561	—	30,176
Money Market Fund	484,126	—	—	484,126
Total Investments	$800,855	$1,331,583	$—	$2,132,438

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$34,543,960	$—	$—	$34,543,960
Money Market Fund	1,468,301	—	—	1,468,301
Total Investments	$36,012,261	$—	$—	$36,012,261

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$39,235,960	$—	$—	$39,235,960
Investment Purchased with Proceeds
from Securities Lending	1,373,221	—	—	1,373,221
Money Market Fund	1,359,580	—	—	1,359,580
Total Investments	$41,968,761	$—	$—	$41,968,761

Refer to the Schedule of Investments for further information on the classification of investments.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	April 2020 –	April 2021 –	April 2022 –
Fund	March 2021	March 2022	March 2023
Bond Fund	$—	$—	$—
Disciplined Equity Fund	45,649	44,304	56,140
Disciplined International Smaller Company Fund	97,055	116,121	151,288
Large Cap Value Fund	24,064	23,953	40,009
Small Cap Opportunity Fund	—	—	3,364

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services,

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2020, the Fund’s Investor Class incurred the following expenses pursuant to the Plan:

Fund	Amount
Small Cap Opportunity Fund	$28,144

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019
Institutional Class:
Shares sold	1,143,958	2,353,504	344,093	474,749
Shares issued in reinvestment
of distributions	102,805	122,324	56,218	160,090
Shares redeemed	(3,735,466)	(3,017,953)	(1,083,611)	(686,311)
Net decrease in capital shares	(2,488,703)	(542,125)	(683,300)	(51,472)

	Disciplined International
	Smaller Company Fund		Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019
Institutional Class:
Shares sold	93,122	495,048	562,956	414,957
Shares issued in reinvestment
of distributions	11,822	35,724	80,424	281,962
Shares redeemed	(344,313)	(2,103,169)	(604,704)	(534,894)
Net increase (decrease)
in capital shares	(239,369)	(1,572,397)	38,676	162,025

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

	Small Cap Opportunity Fund
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Investor Class:
Shares sold	170,623	310,997
Shares issued in reinvestment
of distributions	51,989	54,838
Shares redeemed	(255,895)	(123,959)
Net increase (decrease)	(33,283)	241,876
Institutional Class:
Shares sold	431,536	447,615
Shares issued in reinvestment
of distributions	206,939	386,067
Shares redeemed	(1,386,653)	(1,028,106)
Net decrease	(748,178)	(194,424)
Net increase (decrease)
in capital shares	(781,461)	47,452

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended March 31, 2020, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$62,276,361	$63,752,416	$41,488,280	$60,327,270
Disciplined Equity Fund	—	—	40,672,950	45,919,346
Disciplined International
Smaller Company Fund	—	—	13,077,778	21,688,452
Large Cap Value Fund	—	—	12,537,406	15,549,454
Small Cap Opportunity Fund	—	—	35,817,821	50,593,561

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2020, the Funds' most recently completed fiscal year end, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$1,210,935	$(4,168,433)	$(2,957,498)	$104,854,874
Disciplined Equity Fund	3,988,036	(3,539,145)	448,891	33,349,690
Disciplined International
Smaller Company Fund	34,896	(554,454)	(519,558)	2,630,982
Large Cap Value Fund	2,232,416	(9,744,035)	(7,511,619)	43,523,880
Small Cap Opportunity Fund	1,163,256	(19,663,676)	(18,500,420)	60,469,182

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2020, the Funds' most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

					Total
					Distributable
	Undistributed	Undistributed	Other	Unrealized	Earnings
	Ordinary	Long-Term	Accumulated	Appreciation	(Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Losses)
Bond Fund	$120,269	$—	$(1,124,961)	$(2,957,498)	$(3,962,190)
Disciplined Equity Fund	—	1,288,707	—	448,891	1,737,598
Disciplined International
Smaller Company Fund	127,486	—	(7,667,689)	(519,558)	(8,059,761)
Large Cap Value Fund	22,815	—	—	(7,511,619)	(7,488,804)
Small Cap Opportunity Fund	280,888	—	(697,286)	(18,500,420)	(18,916,818)

As of March 31, 2020, the Funds' most recently completed fiscal year end, the Funds had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period.

Fund	Short-Term	Long-Term
Bond Fund	$—	$962,168
Disciplined Equity Fund	—	—
Disciplined International Smaller Company Fund	6,144,728	1,522,961
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	—	—

During the year ended March 31, 2020, the Bond Fund utilized short-term capital loss carryovers of $483,714 and long-term capital loss carryovers of $618,384. The Disciplined Equity Fund, the Disciplined International Smaller Company Fund, the Large Cap Value Fund and the Small Cap Opportunity Fund did not utilize any capital loss carryovers during the year ended March 31, 2020.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of each Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2020, the Small Cap Opportunity plans to defer $697,286 in late year losses.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund do not plan to defer any late year losses.

The tax character of distributions paid during the year ended March 31, 2020, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$3,262,785	$—	$3,262,785
Disciplined Equity Fund	485,757	1,111,067	1,596,824
Disciplined International Smaller Company Fund	151,445	—	151,445
Large Cap Value Fund	777,020	1,701,496	2,478,516
Small Cap Opportunity Fund	3,979,338	1,216,352	5,195,690

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

The tax character of distributions paid during the year ended March 31, 2019, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$3,520,689	$—	$3,520,689
Disciplined Equity Fund	1,037,281	3,060,218	4,097,499
Disciplined International Smaller Company Fund	335,238	51,341	386,579
Large Cap Value Fund	1,411,016	4,532,199	5,943,215
Small Cap Opportunity Fund	3,468,318	5,181,296	8,649,614

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)(c), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2020.

9.  SECURITIES LENDING

Following the terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned.  During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution.  Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.  Currently, only the Small Cap Opportunity Fund is eligible to participate in securities lending.  As of March 31, 2020, the Small Cap Opportunity Fund had securities on loan with a value of $1,340,366 and collateral value of $1,373,221.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act).  The remaining contractual maturity of all securities lending transactions is overnight and continuous.  The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures are required.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

10.  LINE OF CREDIT

The Funds have established an unsecured line of credit (“LOC”) in the amount of $25,000,000, 15% of a Fund’s gross market value or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 25, 2020. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of March 31, 2020. The interest rate during the period was between 3.25%-5.50%. The Funds have authorized U.S. Bank N.A. to charge any of the accounts of the Funds for any missed payments. For the year ended March 31, 2020, the Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not have any borrowings under the LOC. For the year ended March 31, 2020, the Bond Fund and Disciplined Equity Fund LOC activity was as follows:

			Amount
			Outstanding			Date of
		Average	as of March 31,	Interest	Maximum	Maximum
LOC Agent	Fund	Borrowings	2020	Expense	Borrowing	Borrowing
U.S. Bank N.A.	Bond Fund	$36,822	$1,058,000	$1,905	$1,561,000	08/30/2019
U.S. Bank N.A.	Disc. Equity Fund	28,937	5,184,000	965	5,184,000	03/31/2020

11.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When a Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

12.  SECTOR RISK

As of March 31, 2020, the Bond Fund had a significant portion of its assets invested in the financials sector.  The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.  The Disciplined Equity Fund had a significant portion of its assets invested in the information technology sector.  The information technology sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2020

13.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	70.14%
	Wells Fargo Clearing Services, LLC	25.78%

Disciplined Equity Fund	Lafoba & Co.	53.26%
	Wells Fargo Clearing Services, LLC	38.97%

Disciplined International
Smaller Company Fund	Wells Fargo Clearing Services, LLC	81.48%

Large Cap Value Fund	Lafoba & Co.	35.44%
	Wells Fargo Clearing Services, LLC	27.04%

Small Cap Opportunity Fund	Wells Fargo Clearing Services, LLC	39.75%

14.  SUBSEQUENT EVENTS

Based upon a recommendation by the Adviser, the Board of Trustees of the Trust approved a plan of liquidation for the Disciplined International Smaller Company Fund, on May 1, 2020. The liquidation will occur on or around June 30, 2020 (the “Liquidation”). The Adviser determined that the Fund had limited prospects for meaningful growth. As a result, the Adviser and the Board of Trustees believed the Liquidation of the Disciplined International Smaller Company Fund was in the best interest of shareholders.

On May 8, 2020, the Disciplined International Smaller Company Fund paid an ordinary income distribution of $127,486 or $0.50983646 per share.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Great Lakes Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Great Lakes Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund (the “Great Lakes Funds” or the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Subsequent Liquidation

As discussed within Note 14 to the financial statements, on May 1, 2020, the Board of Trustees of Managed Portfolio Series approved a plan of liquidation of Great Lakes Disciplined International Smaller Company Fund.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 28, 2020

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Great Lakes Advisors, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund, the Great Lakes Small Cap Opportunity Fund and the Great Lakes Disciplined International Smaller Company Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Great Lakes; (3) the costs of the services provided by Great Lakes and the profits realized by Great Lakes from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Great Lakes resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

required books and records for transactions that Great Lakes effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Great Lakes’ strong capitalization, its assets under management, and the fact that Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Great Lakes. In assessing the quality of the portfolio management delivered by Great Lakes, the Trustees considered the short-term and long-term performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Great Lakes manages utilizing a similar investment strategy, where applicable.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Great Lakes Bond Fund.  The Trustees noted the Fund had underperformed its peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2019. The Trustees also noted that the Fund had underperformed its benchmark index over the same periods. The Trustees also considered that the Fund had achieved positive total returns across all periods reviewed since inception and observed that the Fund’s performance generally tracked the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined Equity Fund.  The Trustees noted that the Fund had outperformed its peer group average over the year-to-date, one-year periods ended October 31, 2019 and outperformed the peer group median and average over the five-year and ten-year periods ended October 31, 2019. The Trustees also noted that the Fund had underperformed the peer group median over the year-to-date and one-year periods ended October 31, 2019 and underperformed the peer group median and average over the three-year period ended October 31, 2019. The Trustees also observed that the Fund trailed its benchmark across all relevant periods ended October 31, 2019.  The Trustees considered that the Fund had achieved positive total returns across each time period reviewed since inception and also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined International Smaller Company Fund. The Trustees noted that the Fund had underperformed its peer group median, average and benchmark index over the year-to-date, one-year and three-year periods ended October 31, 2019.  The Trustees noted that the Fund’s returns were within the range of returns in the peer group. The Trustees also considered that the Fund had achieved positive total returns across each time period reviewed since inception.

•
Great Lakes Large Cap Value Fund.  The Trustees noted that the Fund had outperformed its peer group median and average over the year-to-date, one-year and five-year periods ended October 31, 2019, but underperformed its peer group median and average over the three-year period ended October 31, 2019.  The Trustees also observed that the Fund had outperformed its benchmark index over the year-to-date period ended

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

October 31, 2019, and underperformed its benchmark over the one-year, three-year and five-year periods ended October 31, 2019.  The Trustees also considered that the Fund had achieved positive total returns since inception. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Small Cap Opportunity Fund. The Trustees noted that the Fund had underperformed the peer group median and average over the outperformed its peer group median, average and benchmark index over the year-to-date, one-year, and three-year periods ended October 31, 2018, but underperformed the peer group median, average and benchmark index over the five-year period.  The Trustees also considered that the Fund had achieved positive total returns for all relevant periods since inception. The Trustees also observed that the Fund’s performance was consistent over the longer-term with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12-month period ended September 30, 2019. In that regard, the Trustees considered the effect of an expense limitation agreement on Great Lakes’ compensation and that Great Lakes has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  With respect to the Great Lakes Disciplined International Smaller Company Fund, the Trustees noted that after giving effect to the expense limitation agreement the relationship had not been profitable to Great Lakes during the 12-month period ended September 30, 2019.  The Trustees noted that the relationship with each of the other Great Lakes Funds had been profitable.  The Trustees then considered that the management fees that Great Lakes charges to separately managed accounts with similar investment strategies to those of the Great Lakes Large Cap Value Fund, Great Lakes Bond Fund and Great Lakes Disciplined Equity Fund are generally lower than the management fee for the corresponding Fund. The Trustees observed that Great Lakes does not manage other accounts utilizing a similar investment strategy to that of the Great Lakes Disciplined International Smaller Company Fund for purposes of conducting a management fee comparison and that the fee charged to accounts utilizing a similar investment strategy to the Great Lakes Small Cap Opportunity Fund is higher than the fee charged to the Fund.  The Trustees took into account that Great Lakes has additional responsibilities with respect to the Funds, including additional compliance obligations, greater cash management responsibilities and increased trading.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Disciplined International Smaller Company Fund was not profitable to Great Lakes but that the relationships with the other Funds each yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar peer group.  The Trustees noted:

•
Great Lakes Bond Fund.  The Fund’s management fee was equal to the peer group median and slightly above the peer group average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were slightly above the peer group median and average. Additionally, when limited to comparably-sized funds, the Fund’s total expenses were above the peer group median but below the average.

•
Great Lakes Disciplined Equity Fund. The Fund’s management fee was equal to the  peer group median and below the peer group average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were slightly above the peer group median and average. When limited to comparably sized funds both the management fee and total expenses of the Fund were below the peer group median and average.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

•
Great Lakes Disciplined International Smaller Company Fund.  The Fund’s management fee was above to the peer group median and average. The Fund’s total expenses (after fee waivers and expense reimbursements) were above the peer group median and average.

•
Great Lakes Large Cap Value Fund. The Fund’s management fee was slightly above the peer group median and average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were above the peer group median and average. Additionally, when limited to comparably-sized funds, the Fund’s total expenses were below the peer group median and average.

•
Great Lakes Small Cap Opportunity Fund.  The Fund’s management fee was significantly lower than the peer group median and average management fees. The total expenses of the Fund’s Institutional Class (after fee waivers and expense reimbursements) were lower than the peer group median and average. The total expenses of the Fund’s Investor Class were slightly above the peer group median and average but below the peer group median and average when the peer group was limited to comparably-sized funds.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fees with respect to each Fund continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each of the Funds, but had also expressed some reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions of certain Funds. The Trustees noted that Great Lakes does not use affiliated brokers to execute the portfolio transactions of the Funds.  While the Trustees noted the Great Lakes Small Cap Opportunity Fund utilizes Rule 12b-1 fees to pay for shareholder and distribution services performed on behalf of each Fund, the Trustees observed that distribution expenses that Great Lakes incurred significantly exceed any Rule 12b-1 payments from such Fund.  The Trustees considered that Great Lakes may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Great Lakes does not receive any additional material benefits from its relationship with the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	39	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(50 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present).
Committee
Chairman

David A. Massart	Trustee	Indefinite	39	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(50 Portfolios)
Year of Birth: 1967	Committee				(2012-Present).
Chairman

David M. Swanson	Trustee	Indefinite	39	Founder and Managing Partner,	Independent Trustee,
615 E. Michigan St.	and	Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202	Nominating	April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957	& Governance				(10 Portfolios)
	Committee				(2006-Present);
	Chairman				Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	39	Retired, Executive Vice	None
615 E. Michigan St.	and Trustee	Term; Since		President, U.S. Bancorp
Milwaukee, WI 53202		January 2011		Fund Services, LLC
Year of Birth: 1958				(1994-2018).

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Funds’ principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Officers

Brian R. Wiedmeyer	President and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Executive	November 2018
Year of Birth: 1973	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term; Since		Fund Services, LLC (2008-Present).
Milwaukee, WI 53202	Financial	August 2019
Year of Birth: 1981	Officer and	(Treasurer);
	Vice President	Since
November 2018
(Vice President)

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.		Term; Since		Services, LLC (2016-Present); Associate,
Milwaukee, WI 53202		November 2017		Godfrey & Kahn S.C. (2012-2016).
Year of Birth: 1979

Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	and Vice	May 2016
Year of Birth: 1970	President	(Assistant
Treasurer); Since
November 2018
(Vice President)

Michael J. Cyr II	Assistant	Indefinite	N/A	Officer, U.S. Bancorp Fund Services,	N/A
615 E. Michigan St.	Treasurer	Term; Since		LLC (2013-Present).
Milwaukee, WI 53202	and Vice	August 2019
Year of Birth: 1992	President

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q Part F of Form N-PORT is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	100.00%
Disciplined International Smaller Company Fund	100.00%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	39.68%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020, was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	100.00%
Disciplined International Smaller Company Fund	1.11%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	37.89%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	39.96%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	0.00%
Small Cap Opportunity Fund	81.38%

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois 60604

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2019 and March 31, 2020, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$65,000	$62,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended March 31, 2019 and March 31, 2020, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title) *       /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *       /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 1, 2020

By (Signature and Title)*        /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    June 1, 2020

* Print the name and title of each signing officer under his or her signature.